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                                                         as of November 12, 1999

                              CSS INDUSTRIES, INC.

                               1846 WALNUT STREET

                                    SUITE 800

                          PHILADELPHIA, PA. 19103-4755

                                 (215) 565-9900

                               FAX (215) 565-9979




PERSONAL AND CONFIDENTIAL
-------------------------

Mr. John A. Pinti
480 Euclid Avenue
Haddonfield, NJ  08033

Dear John:

1. This letter supercedes our prior letter to you of even date.

2. Confirming the substance of our conversation, you indicated your desire to retire from employment with CSS (as defined below) and thus effective the date hereof, your employment with CSS as an Executive Vice President of CSS Industries, Inc. and as President and Chief Executive Officer and as a member of the Board of Directors of its affiliate, The Paper Magic Group, Inc. and as a Manager and President and Chief Executive of its affiliate, Berwick Industries LLC (herein CSS Industries, Inc. and its above-named affiliates are referred to jointly and severally as "CSS") as well as with any other affiliate of CSS are terminated.

         In connection with your retirement and employment termination, it has been agreed as follows:

A. Your execution of a counterpart of this letter confirms your resignation from each of the positions you presently hold with CSS as well as from any other position as an officer, director, trustee or otherwise that you presently hold with any other subsidiary or affiliate thereof. At CSS' request, from time to time and to the extent CSS deems the same necessary, you will immediately execute and deliver separate forms of resignations from each of these positions.

B. In consideration of your execution and delivery to CSS of the General Release in form and substance attached hereto and your full compliance with the other undertakings in favor of CSS that you assumed in this letter agreement or in any other document, subject to and contingent upon the continued efficacy of such General Release and such undertakings:

         (i) CSS will make a severance payment to you totaling $400,000 (subject to requisite tax withholding and other then applicable deductions). This severance payment will be payable in bi-weekly installments on the then applicable paydays for CSS' corporate office employees during the period from the date hereof to October 31, 2000.


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         (ii)     As you know, you will be eligible for so-called COBRA coverage to enable you to continue your current CSS medical insurance coverage for a period of up to eighteen months from the date of your separation from employment with CSS. CSS will pay the applicable costs of such COBRA coverage from the date of your separation until the earlier to occur of one of the following events: your employment by another person or entity, or your obtaining medical insurance coverage elsewhere, or October 31, 2000. In addition, you will be eligible to receive through May 31, 2000, any benefits under the CSS Officers' Medical Reimbursement Plan ("Plan") that you would have otherwise been entitled to receive under the Plan if you had remained an officer of CSS during this period up to a reimbursement cap of $5000, but only to the extent the same relate to covered medical expenses incurred on or before May 31, 2000; and

         (iii) CSS will make available to you the use of a so-called outplacement consulting service to assist you in finding other employment; however, the selection of any such consulting service shall be in the exercise of CSS' sole, absolute and unfettered discretion and CSS shall at no time be obligated to pay such consulting service more than $20,000 for such services.

         The payments described in this paragraph "B" constitute the entire compensation that will be payable to you by CSS under this understanding or otherwise. Following the date hereof, except as provided herein, you will not be entitled to receive any other form of compensation from or on behalf of CSS, including by way of illustration, but not of limitation, salary, bonus, profit sharing contribution and accrued vacation pay. It is expressly understood that notwithstanding anything herein stated to the contrary, you shall not be entitled to receive any payment or other consideration provided in this letter agreement unless and until this letter agreement and the attached General Release are executed by you and delivered to CSS and at the time of each such payment or entitlement to other consideration provided herein, such General Release and all of the undertakings in favor of CSS that you have assumed in this letter agreement and in any ancillary document remain in force and effect.

C.       Other Matters.  This is to confirm that:
         --------------

         (i) You covenant and agree to at all times maintain the confidentiality of and not disclose to any third party, the terms of this letter agreement;

         (ii) You represent, covenant and agree that within two business days following the date of the termination of your employment with CSS, you will deliver to me all keys, credit cards, documents and other property in your possession or control belonging or otherwise related to CSS or that would otherwise constitute "Confidential Information" as such term is defined in the Non-Disclosure and Non-Competition Agreement ("Non-Compete") that you heretofore executed and delivered to CSS in connection with each grant to you of CSS incentive stock options;

         (iii) You covenant and agree that during such period as the Non-Compete remains in force and effect that in addition to, and not in substitution of the obligations undertaken by you thereunder that you will not employ any current employee of CSS;


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         (iv)  Time is of the essence for all purposes of this letter agreement; and

          (v) If at any time any portion of this letter agreement is determined to be void or otherwise unenforceable, the remainder of this letter agreement shall continue to remain in force and effect.

         We wish to further confirm that this letter agreement reflects our complete mutual understanding relating to the termination of your employment with CSS and your resignation from all of the positions you hold with CSS. Please confirm the same and your acceptance of all of the provisions hereof by executing the enclosed counterpart of this letter agreement where noted below and returning this executed counterpart to me. If such executed counterpart is not received by me by 4PM (local time) within two business days of the date hereof, any offer contained herein shall be deemed withdrawn prior to acceptance or to have been rejected.

                                     Very truly yours,

                                     CSS Industries, Inc.
                                     (for itself and its above named affiliates)




                                              By: /s/ David J. M. Erskine
                                                  ------------------------------
                                                  David J. M. Erskine, President

Enclosure

Confirmed as correct and accepted:



/s/ John A. Pinti
------------------------
John A. Pinti


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                                 GENERAL RELEASE
                                 ---------------


FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT OF ALL OF WHICH IS ACKNOWLEDGED, I AGREE TO AND HEREBY DO, INTENDING TO BE LEGALLY BOUND, RELEASE AND FOREVER DISCHARGE CSS INDUSTRIES, INC. AND ITS AFFILIATED ENTITIES, THEIR PAST, PRESENT AND FUTURE OFFICERS, DIRECTORS, ATTORNEYS, EMPLOYEES, MEMBERS, STOCKHOLDERS AND AGENTS AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, (JOINTLY AND SEVERALLY "THE COMPANY") FROM ANY AND ALL ACTIONS, CHARGES, CAUSES OF ACTION OR CLAIMS OF ANY KIND, KNOWN OR UNKNOWN, WHICH I, MY HEIRS, AGENTS, SUCCESSORS OR ASSIGNS EVER HAD, NOW HAVE OR HEREAFTER MAY HAVE AGAINST THE COMPANY ARISING HERETOFORE, NOW OR IN THE FUTURE, OUT OF ANY MATTER, OCCURRENCE OR EVENT EXISTING OR OCCURRING PRIOR TO THE EXECUTION HEREOF, INCLUDING, WITHOUT LIMITATION, ANY CLAIM RELATING TO OR ARISING OUT OF MY EMPLOYMENT WITH AND/OR TERMINATION OF EMPLOYMENT BY THE COMPANY, ANY CLAIM FOR UNPAID OR WITHHELD WAGES, SEVERANCE, BENEFITS, BONUSES AND/OR OTHER COMPENSATION OF ANY KIND, ANY CLAIM FOR ATTORNEYS' FEES, COSTS OR EXPENSES, ANY CLAIM OF DISCRIMINATION BASED ON AGE, SEX, RACE, RELIGION, COLOR, CREED, DISABILITY, CITIZENSHIP, NATIONAL ORIGIN OR ANY OTHER FACTOR PROHIBITED BY FEDERAL, STATE OR LOCAL LAW (INCLUDING ANY CLAIMS UNDER THE AGE DISCRIMINATION IN EMPLOYMENT ACT, TITLE VII OF THE CIVIL RIGHTS ACT OF 1964 AND THE APPLICABLE STATE LAWS); ANY CLAIM FOR BREACH OF CONTRACT; AND/OR ANY COMMON LAW CLAIM, NOW EXISTING OR HEREINAFTER RECOGNIZED, SUCH AS LIBEL, SLANDER, FRAUD, PROMISSORY ESTOPPEL, EQUITABLE ESTOPPEL, MISREPRESENTATION OR WRONGFUL DISCHARGE. EXCLUDED FROM THIS GENERAL RELEASE ARE
ONLY: (I) ANY CLAIM WHICH I MAY HAVE AGAINST THE COMPANY RELATING TO THE COMPANY'S FAILURE TO COMPLY WITH ITS OBLIGATIONS UNDER THE TERMS OF THE ATTACHED LETTER AGREEMENT BETWEEN THE COMPANY AND THE UNDERSIGNED; AND (II) ANY CLAIM WHICH ARISES OUT OF ANY MATTER, OCCURRENCE OR EVENT OCCURRING EXCLUSIVELY AFTER THE EXECUTION HEREOF.

I AGREE TO THE TERMS SET FORTH ABOVE AND UNDERSTAND THEM. I ACKNOWLEDGE THAT I HAVE TWENTY-ONE DAYS FROM RECEIPT OF THE ATTACHED LETTER AGREEMENT TO CONSIDER WHETHER TO SIGN THIS GENERAL RELEASE AND SEVEN DAYS AFTER SIGNING IT TO REVOKE IT. I ACKNOWLEDGE THAT THE COMPANY HAS ENCOURAGED ME TO CONSULT AN ATTORNEY CONCERNING THE EFFECT OF THIS GENERAL RELEASE. I ALSO


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ACKNOWLEDGE THAT I HAVE BEEN TOLD BY THE COMPANY THAT I WILL RECEIVE NO PAYMENT
PURSUANT TO THE ATTACHED LETTER AGREEMENT OR ANY OTHER CONSIDERATION IF I DO NOT EXECUTE THIS GENERAL RELEASE OF ALL CLAIMS AND DELIVER IT TO THE COMPANY OR IF AT ANY TIME THEREAFTER THIS GENERAL RELEASE DOES NOT REMAIN IN FULL FORCE AND EFFECT.


/s/ John A. Pinti                                 November 12, 1999
--------------------                              -----------------
John A. Pinti


--------------------
WITNESS